EXHIBIT 16

                         [LETTERHEAD OF BERNARD MORIEL]




March  22,  2004

Securities  and  Exchange  Commission
450  Fifth  Street,  NW
Washington,  DC  20549


     We have read Item 4 of the Heritage Worldwide, Inc. Form 8-K dated March 22, 2004, and agree with the statements concerning our firm contained therein.


Sincerely  yours,

/s/  Bernard  Morieul

Bernard  Morieul


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